Articles of Incorporation
                              (Pursuant to NRS 78)
                                 STATE OF NEVADA
                               Secretary of State


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    IMPORTANT: Read instructions on reverse side before completing this form.

1.   NAME OF CORPORATION: Cactus Spina Inc.

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

     Name of Resident  Agent:  Nevada First  Bancorp.
     Street  Address:  1800 E. Sahara Ave., Ste 104, Las Vegas,  NV 89104
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                       Street  No. Street Name        City           Zip

3. SHARES: (number of shares the corporation is authorized to issue) Number of shares with par value: 1000 Par value: $.01
       Number of shares  without par value:  -0-

4. GOVERNING BOARDS: shall be ____ as (check one) X Directors _____ Trustees The FIRST BOARD OF DIRECTORS shall consist of 1 members and the names and addresses are as follows (attach additional pages if necessary):


Chad Holtz                    1800 E. Sahara, Ste. 104 Las Vegas, NV 89104
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Name                          Address                       City/State/Zip

5. PURPOSE (optional - see reverse side) The purpose of this corporation shall be:


6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0____

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles (Signatures must be notarized.) (Aattach additional pages if there are more than two incorporators)

Wayne Andre
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Name (print)                                       Name (print)

1800 E. Sahara, Ste. 104 Las Vegas, NV 89104
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Address            City/State/Zip                  Address      City/State/Zip

/s/ WAYNE ANDRE
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Signature                                          Signature

State of Nevada County of Clark         State of __________ County of __________


This instrument was acknowledged before me on April 15, This instrument was acknowledged before me on 1996, by Wayne Andre as incorporator of Cactus Spina Inc. ______________, by ______________ as incorporator of
                                                           ---------------------
/s/ CHAD HOLTZ
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Notary Public
                                                           Notary Public
(Notary Seal)


8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT I Nevada First Bancorp. hereby accept appointment as Resident Agent for the above named corporation

/s/ CHAD HOLTZ
   -------------------------                             April 15, 1996
Signature of Resident Agent